UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 13, 2017

Twilio Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-37806	26-2574840
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

375 Beale Street, Suite 300
San Francisco, California 94105
(Address of principal executive offices) (Zip Code)

(415) 390-2337
(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☒

Item 5.02     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of New Director

On July 13, 2017, the Board of Directors of Twilio Inc. (“Twilio”), upon the recommendation of the Nominating and Corporate Governance Committee, appointed Jeff Epstein to the Board of Directors of Twilio (the “Board”) as a Class II director, effective July 13, 2017. Mr. Epstein will serve until the 2018 annual meeting of stockholders or until his successor has been duly elected and qualified. Mr. Epstein qualifies as an independent director under the listing standards of the New York Stock Exchange. The Board has also appointed Mr. Epstein to serve as a member of the audit committee.

There is no arrangement or understanding between Mr. Epstein and any other persons pursuant to which Mr. Epstein was appointed as a director. Furthermore, there are no transactions between Mr. Epstein and Twilio that would be required to be reported under Item 404(a) of Regulation S-K.

Mr. Epstein will participate in Twilio’s standard non-employee director compensation arrangements. Under the terms of those arrangements, Mr. Epstein will receive, among other things, annual compensation of $30,000 for serving on the Board and an initial grant of 11,157 restricted stock units that vest annually over three years.

Twilio will also enter into a standard form of indemnification agreement with Mr. Epstein (the “Indemnification Agreement”). The Indemnification Agreement provides, among other things, that Twilio will indemnify Mr. Epstein, under the circumstances and to the extent provided therein, for certain expenses which he may be required to pay in connection with certain claims to which he may be made a party by reason of his position as a director of Twilio, and otherwise to the fullest extent permitted under Delaware law, Twilio’s certificate of incorporation and Twilio’s bylaws.

The press release announcing Mr. Epstein’s election as a director of the Company is attached hereto as Exhibit 99.1 and is filed herewith.

Item 9.01     Financial Statements and Exhibits.

(d)              Exhibits.

Exhibit
Number	Description
99.1	Press Release, dated July 17, 2017

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TWILIO INC.

Date: July 17, 2017	By:	/s/ Lee Kirkpatrick
	Name:	Lee Kirkpatrick
	Title:	Chief Financial Officer

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